UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09687

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J .Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Core Opportunities Fund

May 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 16, 2013

Semi -Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Core Opportunities Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2013.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500, largely U.S., companies. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser’s valuation model.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, and secondary benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2013. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Cap Core Funds Average (the “Lipper Average”).

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	1

Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

All share classes of the Fund rose in absolute terms but underperformed the primary benchmark, for both the six- and 12-month periods. The Fund also underperformed its Lipper Average for both periods. For both periods, the Fund’s cash holdings in an upward market detracted the most from returns. The Fund’s technology holdings turned in weak performance, which also detracted from performance for both periods. Somewhat offsetting these losses was stock selection in the healthcare and financials sectors.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Leading indicators continue to suggest that in the U.S., economic recovery is strengthening despite policy risks posed by ongoing battles over the federal budget. The beginnings of a modest rebound in housing, the natural gas boom, excess liquidity in the financial system and further improvements in household balance sheets are, in aggregate, supportive of improved economic growth. Indeed, despite a global recession and credit crisis, the

U.S. economy is larger today than when it reached its peak in the fourth quarter of 2007. The current surge in the U.S. equity market can be attributed largely to the U.S. Federal Reserve’s accommodative monetary policies, attractive valuations compared to other asset classes and strong profits from S&P 500 Index companies.

Absent any erosion of profit margins, the research of the Relative Value Investment Team (the “Team”) suggests that the U.S. stock market can rally further. From a historical perspective, the new high reached by the S&P 500 Index at the end of March bodes well for a sustained rally. Since 1945, the S&P 500 Index has climbed for 30 additional months almost every time it has exceeded a previous record. The average gain for those 30-month periods was 59% cumulatively, or 18% annualized. Only the bull markets of 1972, 1980 and 2007 have lasted less than a year after the S&P 500 Index hit a new high. Although there is certainly no guarantee that history will repeat itself, the Team remains confident in its belief of a continued U.S. stock market rally.

The Team continues to identify companies meeting the Fund’s relative-value philosophy, and pursue companies that the Team considers to be cash-rich and having attractive valuations and smart capital allocation behavior.

2	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

Neither the unmanaged S&P® 500 Index nor the Russell 1000® Value Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Core Opportunities Fund*
Class A	15.29%	25.76%

Class B**	15.21%	25.42%

Class C	14.86%	24.91%

Advisor Class†	15.44%	26.23%

Class R†	15.14%	25.46%

Class K†	15.29%	25.90%

Class I†	15.48%	26.18%

Primary Benchmark: S&P 500 Index	16.43%	27.28%

Secondary Benchmark: Russell 1000 Value Index	19.35%	32.71%

Lipper Multi-Cap Core Funds Average	16.84%	27.62%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended May 31, 2013 by 0.07% and 0.46%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2013
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	25.76%	20.39%
5 Years	5.18%	4.27%
10 Years	6.94%	6.48%

Class B Shares
1 Year	25.42%	21.42%
5 Years	4.86%	4.86%
10 Years(a)	6.55%	6.55%

Class C Shares
1 Year	24.91%	23.91%
5 Years	4.44%	4.44%
10 Years	6.18%	6.18%

Advisor Class Shares†
1 Year	26.23%	26.23%
Since Inception*	14.79%	14.79%

Class R Shares†
1 Year	25.46%	25.46%
5 Years	5.02%	5.02%
Since Inception*	6.27%	6.27%

Class K Shares†
1 Year	25.90%	25.90%
5 years	5.28%	5.28%
Since Inception*	5.52%	5.52%

Class I Shares†
1 Year	26.18%	26.18%
5 Years	5.63%	5.63%
Since Inception*	5.85%	5.85%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.57%, 2.35%, 2.28%, 1.27%, 1.73%, 1.48% and 1.10% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Until July 1, 2013, contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.35%, 2.05%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Effective July 1, 2013, contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90%, 0.90%, 1.40%, 1.15% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through March 1, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares; 3/31/10 for Advisor Class shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2013)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.81%
5 Years	5.81%
10 Years	6.36%

Class B Shares
1 Year	16.67%
5 Years	6.42%
10 Years(a)	6.44%

Class C Shares
1 Year	19.10%
5 Years	5.99%
10 Years	6.07%

Advisor Class Shares†
1 Year	21.43%
Since Inception*	13.86%

Class R Shares†
1 Year	20.68%
5 Years	6.56%
Since Inception*	6.05%

Class K Shares†
1 Year	21.10%
5 years	6.84%
Since Inception*	5.27%

Class I Shares†
1 Year	21.42%
5 Years	7.19%
Since Inception*	5.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares; 3/31/10 for Advisor Class shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,152.90	$7.25	1.35%
Hypothetical**	$1,000	$1,018.20	$6.79	1.35%
Class B
Actual	$1,000	$1,152.10	$8.42	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class C
Actual	$1,000	$1,148.60	$10.98	2.05%
Hypothetical**	$1,000	$1,014.71	$10.30	2.05%
Advisor Class
Actual	$1,000	$1,154.40	$5.64	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%
Class R
Actual	$1,000	$1,151.40	$8.31	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Class K
Actual	$1,000	$1,152.90	$6.98	1.30%
Hypothetical**	$1,000	$1,018.45	$6.54	1.30%
Class I
Actual	$1,000	$1,154.80	$5.05	0.94%
Hypothetical**	$1,000	$1,020.24	$4.73	0.94%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	7

Expense Example

PORTFOLIO SUMMARY

May 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $124.9

TEN LARGEST HOLDINGS**

May 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Cognizant Technology Solutions Corp. – Class A	$5,260,570	4.2%
Biogen Idec, Inc.	4,223,285	3.4
Apple, Inc.	4,035,878	3.2
Allergan, Inc./United States	4,030,340	3.2
priceline.com, Inc.	3,971,414	3.2
JPMorgan Chase & Co.	3,916,832	3.2
UnitedHealth Group, Inc.	3,776,589	3.0
Boeing Co. (The)	3,743,946	3.0
Berkshire Hathaway, Inc.	3,438,070	2.8
Wells Fargo & Co.	3,396,874	2.7
	$39,793,798	31.9%

*	All data are as of May 31, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 82.8%
Information Technology – 19.2%
Communications Equipment – 1.4%
Cisco Systems, Inc.	73,890	$1,779,271

Computers & Peripherals – 3.2%
Apple, Inc.	8,975	4,035,878

Internet Software & Services – 5.0%
eBay, Inc.(a)	36,296	1,963,614
Google, Inc. – Class A(a)	3,720	3,237,925
Yahoo!, Inc.(a)	38,160	1,003,608

		6,205,147

IT Services – 5.9%
Cognizant Technology Solutions Corp. – Class A(a)	81,370	5,260,570
MAXIMUS, Inc.	11,630	867,947
NeuStar, Inc. – Class A(a)	24,810	1,202,293

		7,330,810

Software – 3.7%
ANSYS, Inc.(a)	15,490	1,154,005
Aspen Technology, Inc.(a)	42,256	1,293,879
Cadence Design Systems, Inc.(a)	65,840	996,159
Citrix Systems, Inc.(a)	17,980	1,157,013

		4,601,056

		23,952,162

Financials – 17.9%
Capital Markets – 5.7%
Affiliated Managers Group, Inc.(a)	6,840	1,121,760
BlackRock, Inc. – Class A	7,230	2,018,616
Goldman Sachs Group, Inc. (The)	11,770	1,907,682
State Street Corp.	30,370	2,009,886

		7,057,944

Commercial Banks – 2.7%
Wells Fargo & Co.	83,770	3,396,874

Diversified Financial Services – 5.0%
IntercontinentalExchange, Inc.(a)	13,480	2,307,911
JPMorgan Chase & Co.	71,750	3,916,832

		6,224,743

Insurance – 4.5%
ACE Ltd.	19,520	1,750,553
Berkshire Hathaway, Inc.(a)	30,140	3,438,070
Brown & Brown, Inc.	14,740	475,660

		5,664,283

		22,343,844

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 15.0%
Biotechnology – 8.8%
Amgen, Inc.	31,875	$3,204,394
Biogen Idec, Inc.(a)	17,783	4,223,285
Celgene Corp.(a)	17,190	2,125,543
Gilead Sciences, Inc.(a)	24,740	1,347,835

		10,901,057

Health Care Providers & Services – 3.0%
UnitedHealth Group, Inc.	60,300	3,776,589

Pharmaceuticals – 3.2%
Allergan, Inc./United States	40,510	4,030,340

		18,707,986

Consumer Discretionary – 12.1%
Internet & Catalog Retail – 6.1%
HSN, Inc.	14,880	846,523
Liberty Interactive Corp.(a)	124,712	2,799,785
priceline.com, Inc.(a)	4,940	3,971,414

		7,617,722

Leisure Equipment & Products – 1.2%
Mattel, Inc.	15,460	691,835
Polaris Industries, Inc.	9,510	908,300

		1,600,135

Media – 3.8%
Comcast Corp. – Class A	69,780	2,801,667
Scripps Networks Interactive, Inc. – Class A	13,910	936,978
Viacom, Inc. – Class B	14,960	985,714

		4,724,359

Multiline Retail – 0.6%
Macy’s, Inc.	15,480	748,303

Specialty Retail – 0.4%
O’Reilly Automotive, Inc.(a)	4,510	491,184

		15,181,703

Industrials – 8.3%
Aerospace & Defense – 4.7%
Boeing Co. (The)	37,810	3,743,946
Precision Castparts Corp.	9,990	2,137,061

		5,881,007

Electrical Equipment – 1.4%
AMETEK, Inc.	20,380	879,397
Roper Industries, Inc.	7,240	899,353

		1,778,750

Industrial Conglomerates – 1.2%
Danaher Corp.	24,880	1,538,082

Machinery – 1.0%
Actuant Corp. – Class A	26,690	907,460

10	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Lincoln Electric Holdings, Inc.	5,243	$313,531

		1,220,991

		10,418,830

Energy – 5.4%
Energy Equipment & Services – 2.1%
Diamond Offshore Drilling, Inc.	13,710	943,385
National Oilwell Varco, Inc.	11,430	803,529
Oceaneering International, Inc.	11,910	863,237

		2,610,151

Oil, Gas & Consumable Fuels – 3.3%
Chevron Corp.	21,980	2,698,045
Noble Energy, Inc.	24,820	1,430,873

		4,128,918

		6,739,069

Consumer Staples – 4.2%
Food & Staples Retailing – 2.1%
CVS Caremark Corp.	44,950	2,588,221

Tobacco – 2.1%
Philip Morris International, Inc.	28,700	2,609,117

		5,197,338

Materials – 0.7%
Chemicals – 0.7%
Monsanto Co.	9,097	915,522

Total Common Stocks (cost $77,249,258)		103,456,454

SHORT-TERM INVESTMENTS – 16.6%
Investment Companies – 16.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $20,726,497)	20,726,497	20,726,497

Total Investments – 99.4% (cost $97,975,755)		124,182,951
Other assets less liabilities – 0.6%		733,169

Net Assets – 100.0%		$124,916,120

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $77,249,258)	$103,456,454
Affiliated issuers (cost $20,726,497)	20,726,497
Receivable for investment securities sold	753,762
Receivable for capital stock sold	368,115
Dividends receivable	115,771

Total assets	125,420,599

Liabilities
Payable for capital stock redeemed	281,969
Advisory fee payable	62,468
Distribution fee payable	47,989
Transfer Agent fee payable	20,199
Administrative fee payable	9,638
Accrued expenses	82,216

Total liabilities	504,479

Net Assets	$124,916,120

Composition of Net Assets
Capital stock, at par	$7,931
Additional paid-in capital	109,712,087
Accumulated net investment loss	(385,500)
Accumulated net realized loss on investment transactions	(10,625,594)
Net unrealized appreciation on investments	26,207,196

$124,916,120

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$91,596,722	5,702,589	$16.06	*

B	$4,711,940	314,186	$15.00

C	$22,760,612	1,549,502	$14.69

Advisor	$1,786,064	110,133	$16.22

R	$2,606,472	164,730	$15.82

K	$1,443,549	89,448	$16.14

I	$10,761	658.64	$16.34

*	The maximum offering price per share for Class A shares was $16.77 which reflects a sales charge of 4.25%.

See notes to financial statements.

12	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$654,667
Affiliated issuers	8,443
Securities lending income	247	$663,357

Expenses
Advisory fee (see Note B)	313,677
Distribution fee—Class A	124,927
Distribution fee—Class B	25,915
Distribution fee—Class C	104,901
Distribution fee—Class R	5,176
Distribution fee—Class K	1,511
Transfer agency—Class A	98,070
Transfer agency—Class B	7,146
Transfer agency—Class C	25,373
Transfer agency—Advisor Class	1,552
Transfer agency—Class R	2,460
Transfer agency—Class K	1,184
Transfer agency—Class I	3
Custodian	53,120
Directors’ fees	28,954
Registration fees	27,079
Administrative	22,694
Legal	20,796
Audit	20,428
Printing	17,396
Miscellaneous	5,526

Total expenses	907,888
Less: expenses waived and reimbursed by the Adviser (see Note B)	(43,443)
Less: expenses waived by the Distributor (see Note C)	(15,549)

Net expenses		848,896

Net investment loss		(185,539)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		6,252,227
Net change in unrealized appreciation/depreciation of investments		9,859,694

Net gain on investment transactions		16,111,921

Net Increase in Net Assets from Operations		$15,926,382

See notes to financial statements.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(185,539)	$(219,844)
Net realized gain on investment transactions	6,252,227	7,402,967
Net change in unrealized appreciation/depreciation of investments	9,859,694	7,717,773

Net increase in net assets from operations	15,926,382	14,900,896
Capital Stock Transactions
Net increase (decrease)	4,567,177	(8,729,559)

Total increase	20,493,559	6,171,337
Net Assets
Beginning of period	104,422,561	98,251,224

End of period (including accumulated net investment loss of ($385,500) and ($199,961), respectively)	$124,916,120	$104,422,561

See notes to financial statements.

14	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Core Opportunities Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class (effective March 31, 2010), Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	15

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

16	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$103,456,454		$	– 0	–	$	– 0	–	$103,456,454
Short-Term Investments	20,726,497			– 0	–		– 0	–	20,726,497

Total Investments in Securities	124,182,951			– 0	–		– 0	–	124,182,951
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$124,182,951		$	– 0	–	$	– 0	–	$124,182,951

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	17

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

18	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	19

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. As of March 1, 2010 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.35%, 2.05%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will extend through March 1, 2014 and then may be extended by the Adviser for additional one year terms. For the six months ended May 31, 2013, such reimbursement waivers amounted to $43,443.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2013, the reimbursement for such services amounted to $22,694.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $56,638 for the six months ended May 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,863 from the sale of Class A shares and received $1,460, $322 and $2,577 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end

20	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Notes to Financial Statements

management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 3,598	$42,418	$25,290	$20,726	$8

Brokerage commissions paid on investment transactions for the six months ended May 31, 2013 amounted to $49,778, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period February 1, 2007 through October 31, 2007, with respect to Class B shares, payments to the Distributor were voluntarily limited to .30% of the average daily net assets attributable to Class B shares. As of November 1, 2007, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .40% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2013, such waiver amounted to $15,549. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $80,385, $1,801,317, $198,638 and $39,177 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	21

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$37,919,694		$51,459,519
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$26,207,196
Gross unrealized depreciation	– 0	–

Net unrealized appreciation	$26,207,196

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net

22	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Notes to Financial Statements

return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2013, the Fund had no securities on loan. The Fund earned securities lending income of $247 and $126 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2013 (000)	Dividend Income (000)
$ 1,571	$4,042	$5,613	$0	$0	*

*	Amount is less than $500.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	23

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012	Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30, 2012

Class A
Shares sold	903,776	897,717	$13,765,142	$11,778,522

Shares converted from Class B	87,062	334,554	1,309,931	4,379,862

Shares redeemed	(796,977)	(1,447,630)	(11,953,443)	(19,142,253)

Net increase (decrease)	193,861	(215,359)	$3,121,630	$(2,983,869)

Class B
Shares sold	19,676	37,291	$277,080	$463,299

Shares converted to Class A	(93,193)	(357,094)	(1,309,931)	(4,379,862)

Shares redeemed	(30,463)	(94,208)	(417,962)	(1,155,604)

Net decrease	(103,980)	(414,011)	$(1,450,813)	$(5,072,167)

Class C
Shares sold	220,664	305,538	$3,038,989	$3,720,169

Shares redeemed	(164,889)	(431,756)	(2,244,440)	(5,271,767)

Net increase (decrease)	55,775	(126,218)	$794,549	$(1,551,598)

Advisor Class
Shares sold	57,230	73,071	$893,410	$976,760

Shares redeemed	(18,877)	(58,610)	(298,072)	(773,144)

Net increase	38,353	14,461	$595,338	$203,616

Class R
Shares sold	87,126	69,169	$1,287,656	$906,135

Shares redeemed	(19,355)	(33,960)	(289,416)	(446,771)

Net increase	67,771	35,209	$998,240	$459,364

Class K
Shares sold	63,347	30,243	$927,116	$402,844

Shares redeemed	(28,528)	(11,565)	(415,566)	(152,964)

Net increase	34,819	18,678	$511,550	$249,880

Class I
Shares sold	– 0	–	274	$	– 0	–	$3,615

Shares redeemed	(212)	(2,716)	(3,317)	(38,400)

Net decrease	(212)	(2,442)	$(3,317)	$(34,785)

24	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	25

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2013.

NOTE I

Components of Accumulated Earnings (Deficit)

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(16,733,491	)(a)
Unrealized appreciation/(depreciation)	16,003,211	(b)

Total accumulated earnings/(deficit)	$(730,280)

(a)

As of November 30, 2012, the Fund had a net capital loss carryforward of $16,534,198. During the fiscal year, the Fund utilized $6,305,703 of capital loss carryforwards to offset current year net realized gains. At November 30, 2012, the Fund had a qualified late-year ordinary loss deferral of $199,293, which is deemed to arise on December 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of real estate investment trusts (REITs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2012, the Fund had a net capital loss carryforward of $16,534,198 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$954,326	n/a	2016
15,579,872	n/a	2017

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the

26	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Notes to Financial Statements

new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

The Adviser of the Fund has reduced the expense limitation on the Fund’s shares by 0.15%. Effective July 1, 2013, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A. Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will extend through March 1, 2014 and then may be extended by the Adviser for additional one year terms.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 13.93	$ 12.04	$ 10.95	$ 9.68	$ 7.71	$ 16.51

Income From Investment Operations
Net investment income (loss)(a)	(.01	)(b)	(.01	)(b)	.02	(b)	(.01	)(b)	.01	.04
Net realized and unrealized gain (loss) on investment transactions	2.14	1.90	1.07	1.28	2.00	(5.63)

Net increase (decrease) in net asset value from operations	2.13	1.89	1.09	1.27	2.01	(5.59)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–

Total dividends and distributions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	(3.21)

Net asset value, end of period	$ 16.06	$ 13.93	$ 12.04	$ 10.95	$ 9.68	$ 7.71

Total Return
Total investment return based on net asset value(d)*	15.29%	15.70%	9.95%	13.12%	26.20%	(42.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,597	$76,759	$68,927	$66,587	$72,024	$62,968
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.35%	1.35%	1.41	%(f)	1.58%	1.34%
Expenses, before waivers/reimbursements	1.43	%(e)	1.57%	1.54%	1.65	%(f)	1.58%	1.34%
Net investment income (loss)	(.19	)%(b)(e)	(.06	)%(b)	.17	%(b)	(.14	)%(b)(f)	.11%	.38%
Portfolio turnover rate	38%	117%	124%	99%	147%	339%

See footnote summary on page 35.

28	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 13.02	$ 11.29	$ 10.31	$ 9.15	$ 7.29	$ 15.77

Income From Investment Operations
Net investment income (loss)(a)(g)	(.03)	(.06)	(.02)	(.05)	(.01)	.02
Net realized and unrealized gain (loss) on investment transactions	2.01	1.79	1.00	1.21	1.89	(5.31)

Net increase (decrease) in net asset value from operations	1.98	1.73	.98	1.16	1.88	(5.29)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.02)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–

Total dividends and distributions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)	(3.19)

Net asset value, end of period	$ 15.00	$ 13.02	$ 11.29	$ 10.31	$ 9.15	$ 7.29

Total Return
Total investment return based on net asset value(d)*	15.21%	15.32%	9.51%	12.68%	25.82%	(42.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,712	$5,447	$9,397	$16,531	$25,273	$34,122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57	%(e)	1.75%	1.71%	1.81	%(f)	1.77%	1.49%
Expenses, before waivers/reimbursements	2.17	%(e)	2.35%	2.31%	2.41	%(f)	2.37%	2.09%
Net investment income (loss)(g)	(.40	)%(e)	(.48)%	(.21)%	(.54	)%(f)	(.11)%	.21%
Portfolio turnover rate	38%	117%	124%	99%	147%	339%

See footnote summary on page 35.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2013	Year Ended November 30,
(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 12.79	$ 11.13	$ 10.19	$ 9.07	$ 7.24	$ 15.68

Income From Investment Operations
Net investment loss(a)	(.06	)(b)	(.09	)(b)	(.06	)(b)	(.08	)(b)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.96	1.75	1.00	1.20	1.88	(5.30)

Net increase (decrease) in net asset value from operations	1.90	1.66	.94	1.12	1.83	(5.34)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.10)

Net asset value, end of period	$ 14.69	$ 12.79	$ 11.13	$ 10.19	$ 9.07	$ 7.24

Total Return
Total investment return based on net asset value(d)*	14.86%	14.91%	9.22%	12.35%	25.28%	(42.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,761	$19,100	$18,024	$17,854	$20,225	$20,997
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.05	%(e)	2.05%	2.05%	2.12	%(f)	2.31%	2.06%
Expenses, before waivers/reimbursements	2.14	%(e)	2.28%	2.26%	2.37	%(f)	2.31%	2.06%
Net investment loss	(.89	)%(b)(e)	(.76	)%(b)	(.54	)%(b)	(.85	)%(b)(f)	(.64)%	(.35)%
Portfolio turnover rate	38%	117%	124%	99%	147%	339%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,		March 31, 2010(h) to November 30, 2010
			2012	2011

Net asset value, beginning of period	$ 14.05		$ 12.10	$ 10.97	$ 10.48

Income From Investment Operations
Net investment income(a)(b)	.01		.03	.06	.01
Net realized and unrealized gain on investment transactions	2.16		1.92	1.07	.48

Net increase in net asset value from operations	2.17		1.95	1.13	.49

Net asset value, end of period	$ 16.22		$ 14.05	$ 12.10	$ 10.97

Total Return
Total investment return based on net asset value(d)*	15.44%		16.12%	10.30%	4.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,786		$1,008	$694	$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05%	1.05%	1.05	%(e)(f)
Expenses, before waivers/reimbursements	1.13	%(e)	1.27%	1.26%	1.33	%(e)(f)
Net investment income(b)	.10	%(e)	.25%	.48%	.17	%(e)(f)
Portfolio turnover rate	38%		117%	124%	99%

See footnote summary on page 35.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 13.74	$ 11.90	$ 10.84	$ 9.60	$ 7.64	$ 16.39

Income From Investment Operations
Net investment income (loss)(a)	(.03	)(b)	(.03	)(b)	(.00	)(b)(c)	(.04	)(b)	(.00	)(c)	.03
Net realized and unrealized gain (loss) on investment transactions	2.11	1.87	1.06	1.28	1.99	(5.58)

Net increase (decrease) in net asset value from operations	2.08	1.84	1.06	1.24	1.99	(5.55)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–

Total dividends and distributions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	(3.20)

Net asset value, end of period	$ 15.82	$ 13.74	$ 11.90	$ 10.84	$ 9.60	$ 7.64

Total Return
Total investment return based on net asset value(d)*	15.14%	15.46%	9.78%	12.92%	26.10%	(42.22)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,606	$1,332	$735	$190	$960	$1,141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.55%	1.55%	1.63	%(f)	1.69%	1.49%
Expenses, before waivers/reimbursements	1.62	%(e)	1.73%	1.73%	1.75	%(f)	1.69%	1.49%
Net investment income (loss)	(.40	)%(b)(e)	(.25	)%(b)	(.02	)%(b)	(.39	)%(b)(f)	(.02)%	.23%
Portfolio turnover rate	38%	117%	124%	99%	147%	339%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2013 (unaudited)		Year Ended November 30,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 14.00		$ 12.09		$ 10.98		$ 9.70		$ 7.68		$ 16.48

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	.00	(b)(c)	.03	(b)	(.00	)(b)(c)	.02		.04
Net realized and unrealized gain (loss) on investment transactions	2.16		1.91		1.08		1.28		2.00		(5.58)

Net increase (decrease) in net asset value from operations	2.14		1.91		1.11		1.28		2.02		(5.54)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.10)

Total dividends and distributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.26)

Net asset value, end of period	$ 16.14		$ 14.00		$ 12.09		$ 10.98		$ 9.70		$ 7.68

Total Return
Total investment return based on net asset value(d)*	15.29%		15.80%		10.11%		13.20%		26.30%		(42.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,443		$765		$434		$390		$386		$352
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(e)	1.30%		1.30%		1.33	%(f)	1.40%		1.22%
Expenses, before waivers/reimbursements	1.33	%(e)	1.48%		1.43%		1.49	%(f)	1.40%		1.22%
Net investment income (loss)	(.21	)%(b)(e)	.02	%(b)	.22	%(b)	(.05	)%(b)(f)	.27%		.38%
Portfolio turnover rate	38%		117%		124%		99%		147%		339%

See footnote summary on page 35.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2013 (unaudited)	Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 14.15	$ 12.19	$ 11.04	$ 9.72	$ 7.77	$ 16.61

Income From Investment Operations
Net investment income(a)	.02	.03	(b)	.07	.03	(b)	.06	.10
Net realized and unrealized gain (loss) on investment transactions	2.17	1.93	1.08	1.29	1.99	(5.65)

Net increase (decrease) in net asset value from operations	2.19	1.96	1.15	1.32	2.05	(5.55)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.09)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(3.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	– 0	–	– 0	–	– 0	–	– 0	–	(.10)	(3.29)

Net asset value, end of period	$ 16.34	$ 14.15	$ 12.19	$ 11.04	$ 9.72	$ 7.77

Total Return
Total investment return based on net asset value(d)*	15.48%	16.08%	10.42%	13.58%	26.77%	(41.81)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$12	$40	$7	$6	$5
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94	%(e)	1.05%	1.04%	1.02	%(f)	.98%	.83%
Expenses, before waivers/reimbursements	.94	%(e)	1.10%	1.04%	1.08	%(f)	.98%	.83%
Net investment income	.24	%(b)(e)	.21	%(b)	.66%	.25	%(b)(f)	.70%	.77%
Portfolio turnover rate	38%	117%	124%	99%	147%	339%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by Distributor.

(h)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2013 and years ended November 30, 2012, November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.07%, 0.46%, 0.29%, 0.70%, 1.94% and 0.02%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	35

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2) , Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso, CFA, who is team leader of the U.S. Growth Equities, is primarily responsible for the day-to-day management of the Fund.

36	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Core Opportunities Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	37

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

38	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (December 1999 inception). The directors noted that the Fund was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5- and 10-year periods. The Fund lagged the Index in the 1- and 5-year periods, essentially matched the Index in the 10-year period, and outperformed the Index in the 3-year period and in the period since inception. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Multi-Cap Core Funds Average and the Index. The directors noted that at their September 2009 meeting, they had approved, effective March 1, 2010, a change of strategy, including a name change to AllianceBernstein Core Opportunities Fund, Inc. from AllianceBernstein Focused Growth and Income Fund, Inc. and a change of the Fund’s benchmark to the S&P 500 Index from the Russell 1000 Value Index. As a result, the directors gave less weight to the Fund’s investment performance prior to March 2010. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	39

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that although the institutional fee schedule started at a rate different from the Fund’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Fund. The application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which reflected a cap by the Adviser, was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s small asset base of approximately $118 million impacted the Fund’s expense ratio before giving effect to the Adviser’s fee waiver/expense reimbursement. The directors concluded that the Fund’s expense ratio was acceptable.

40	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Core Opportunities Fund, Inc. (the “Fund”),2, 3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg

1	It should be noted that the information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	Prior to March 1, 2010, the Fund was known as Focused Growth & Income Fund, Inc.

42	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee[6]	Net Assets 3/31/13 ($MIL)	Fund
Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$117.6	Core Opportunities Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $57,947 (0.056% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ written notice prior to the Fund’s prospectus update. Also, set forth below are the gross expense ratios of the Fund for the most recent annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Core Opportunities Fund, Inc.[7]	Advisor Class A Class B Class C Class R Class K Class I	1.05 1.35 2.05 2.05 1.55 1.30 1.05	% % % % % % %	1.27 1.57 2.35 2.28 1.73 1.48 1.10	% % % % % % %	November 30

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

7	Expense caps effective March 1, 2010.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	43

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

44	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets.9

Fund	Net Assets 3/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Core Opportunities Fund, Inc.	$117.6	Relative Value 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25 m	0.491%	0.550%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	45

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Core Opportunities Fund, Inc.	0.550	0.754	2/12

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.14 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Core Opportunities Fund, Inc.[16]	1.351	1.322	8/12	1.222	55/75

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

16	There may be slight differences in the total expense ratios estimated by Lipper and that of the Adviser. Lipper’s total expense ratio for Core Opportunities Fund, Inc. is 0.001% higher than the stated cap of the Fund and the Adviser’s own estimate.

46	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,803, $491,677 and $5,894 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $132,832 in fees from the Fund.

The Fund effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	47

(“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

48	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	12.79	12.31	11.12	5/12	44/124
3 year	14.07	12.23	11.27	3/12	18/107
5 year	4.26	3.50	4.08	4/11	43/94
10 year	8.29	8.14	8.21	4/11	28/58

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings of the Fund are for the Fund’s Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	49

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

			Periods Ending February 28, 2013 Annualized Performance
						Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Core Opportunities Fund, Inc.	12.79	14.07	4.26	8.29	6.35	15.72	0.47	10
S&P 500 Index	13.46	13.50	4.94	8.24	2.30	14.71	0.49	10
Inception Date: December 22, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

50	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND •	51

AllianceBernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CO-0152-0513

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Core Opportunities Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 22, 2013